UNITED STATES
SECURITIES ANE EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: March 31, 2003

THE DIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	51-0374887
(State or Other Jurisdiction of Incorporation or Organization) 15501 NORTH DIAL BOULEVARD SCOTTSDALE, ARIZONA (Address of Principal Executive Offices)	(I.R.S. Employer Identification No.) 85260-1619 (Zip Code)

Registrant’s Telephone Number, including Area Code (480) 754-3425.

Item 7. Exhibits

(c)	Exhibits

(99)Press Release of the Company dated March 31, 2003.

Item 9. Regulation FD Disclosure.

On March 31, 2003, Dial issued a press release announcing the appointment of Richard F. Theiler as Senior Vice President – Research and Development, a copy of which is furnished herewith as Exhibit 99.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Dial Corporation March 31, 2003

/s/ Conrad A. Conrad

Conrad A. Conrad Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit
Number	Description

(99)	Press Release of the Company dated March 31, 2003.